UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

EVOFEM BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36754	20-8527075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

12400 High Bluff Drive, Suite 600

San Diego, California 92130

(Former name or former address, if changed since last report)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2023, Evofem Biosciences, Inc. (the “Company”) convened its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) being held to consider and vote on the following items:

(1)	To elect one director to serve a three-year term expiring 2026; and

(2)	To approve, on a non-binding advisory basis, the compensation of our named executive officers.

The foregoing proposals are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 1, 2023, which information is incorporated herein by reference.

At the close of business on April 24, 2023, the record date for the Annual Meeting, there were 215,961,346 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the record date. At the Annual Meeting, 61,188,304 of the Company’s 215,961,346 outstanding shares of common stock entitled to vote as of the record date, or approximately 28%, were represented by proxy or in person (virtually), and, therefore, a quorum was not present.

Due to difficulties securing votes from a significant number of the Company’s stockholders and in accordance with the Company’s Bylaws, the Board of Directors approved to postpone the Annual Meeting to a later date to allow for the solicitation of the requisite votes.

Accordingly, the Annual Meeting was convened and adjourned without any business being conducted, due to lack of quorum with respect to all proposals. The Annual Meeting will resume at 8:00 am. Pacific Standard Time, on September 14, 2023, via the Internet. The Company will set a new Record Date and will resend proxy cards to solicit votes as of that date.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES INC.

Date:	June 20, 2023	By:	/s/ Saundra Pelletier
		Name:	Saundra Pelletier
		Title:	Chief Executive Officer